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                                                                    EXHIBIT 10.6



                                WARRANT AGREEMENT

                            DATED AS OF MAY 31, 2000

                                      AMONG

                         HUNTSMAN PACKAGING CORPORATION

                                       AND

                               THE INITIAL HOLDERS
                           LISTED ON SCHEDULE I HERETO



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                                TABLE OF CONTENTS

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                                                                                                         PAGE

ARTICLE I DEFINITIONS......................................................................................1

    1.1       DEFINITIONS..................................................................................1
    1.2       ACCOUNTING TERMS AND DETERMINATIONS..........................................................6
    1.3       RULES OF CONSTRUCTION........................................................................6

ARTICLE II ISSUANCE OF WARRANTS; RESERVATION OF WARRANT SHARES.............................................6

    2.1       ISSUANCE OF WARRANTS TO INITIAL HOLDERS; WARRANT AGREEMENT...................................6
    2.2       RESERVATION OF WARRANT SHARES................................................................6

ARTICLE III CERTAIN ADMINISTRATIVE PROVISIONS..............................................................7

    3.1       FORM OF WARRANT; REGISTER....................................................................7
    3.2       EXCHANGE OF WARRANTS FOR WARRANTS............................................................7
    3.3       MECHANICS OF TRANSFER OF WARRANTS............................................................8
    3.4       STOCKHOLDERS' AGREEMENT......................................................................9

ARTICLE IV EXERCISE OF WARRANT; EXCHANGE FOR WARRANT SHARES................................................9

    4.1       EXERCISE OF WARRANTS; EXPIRATION.............................................................9
    4.2       EXCHANGE FOR WARRANT SHARES..................................................................9
    4.3       ISSUANCE OF COMMON STOCK....................................................................10

ARTICLE V ADJUSTMENT OF EXERCISE PRICE AND SHARES.........................................................12

    5.1       GENERAL.....................................................................................12
    5.2       STOCK DIVIDENDS, SUBDIVISIONS AND COMBINATIONS..............................................12
    5.3       ISSUANCE OF COMMON STOCK....................................................................12
    5.4       DISTRIBUTIONS OF ASSETS OR SECURITIES OTHER THAN COMMON STOCK...............................16
    5.5       CAPITAL REORGANIZATION, CAPITAL RECLASSIFICATIONS, MERGER, ETC..............................16
    5.6       OTHER ACTIONS AFFECTING COMMON STOCK........................................................17
    5.7       MISCELLANEOUS...............................................................................17

ARTICLE VI COVENANTS OF THE COMPANY.......................................................................19

    6.1       NOTICES OF CERTAIN ACTIONS..................................................................19
    6.2       MERGER OR CONSOLIDATION OF THE COMPANY......................................................20
    6.3       INFORMATION RIGHTS..........................................................................20
    6.4       PAYMENTS IN RESPECT OF DIVIDENDS AND DISTRIBUTIONS..........................................20

ARTICLE VII MISCELLANEOUS.................................................................................21

    7.1       NOTICES.....................................................................................21
    7.2       NO VOTING RIGHTS; LIMITATION OF LIABILITY...................................................22
    7.3       AMENDMENTS AND WAIVERS......................................................................22
    7.4       REMEDIES....................................................................................22
    7.5       BINDING EFFECT..............................................................................22
    7.6       COUNTERPARTS................................................................................23
    7.7       GOVERNING LAW...............................................................................23
    7.8       BENEFITS OF THIS AGREEMENT..................................................................23
    7.9       HEADINGS....................................................................................23
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                                     - i -
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SCHEDULE I                            -     Initial Warrant Holders

EXHIBIT A                             -     Form of Warrant


                                     - ii -

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                                                            WARRANT AGREEMENT
                                                dated as of May 31, 2000, among
                                                HUNTSMAN PACKAGING CORPORATION,
                                                a Utah corporation (the
                                                "COMPANY"), and the initial
                                                warrant holders listed on
                                                Schedule I hereto (the "INITIAL
                                                HOLDERS").

                                    PREAMBLE

              The Company is entering into a Securities Purchase Agreement dated as of the date hereof with the Initial Holders (the "SECURITIES PURCHASE
AGREEMENT") pursuant to which the Company is issuing to the Initial Holders (i)
100,000 shares of Series A Cumulative Exchangeable Redeemable Preferred Stock
(the "PREFERRED STOCK") and (ii) Warrants (as defined below) to purchase 43,242 shares of the Company's common stock. This Agreement sets forth terms and conditions applicable to the Warrants.

              NOW, THEREFORE, the parties to this Agreement hereby agree as follows:

                                   ARTICLE I

                                   DEFINITIONS

1.1    DEFINITIONS.

              As used in this Agreement, the following terms shall have the following meanings:


              "AFFILIATE" means, with respect to any specified Person, any other
Person that directly or indirectly through one or more intermediaries Controls, is Controlled by or is under common Control with such Person.

              "APPLICABLE LAW" means all provisions of laws, statutes, ordinances, rules, regulations, permits, certificates or orders of any Governmental Authority applicable to the Person in question or any of its assets or property, and all judgments, injunctions, orders and decrees of all courts and arbitrators in proceedings or actions in which the Person in question is a party or by which any of its assets or properties are bound.

              "ASSIGNMENT FORM" means the assignment form attached as Annex C to a Warrant.

              "BOARD" means the board of directors of the Company.

              "BUSINESS DAY" means any day that is not (a) Pioneer Day in the State of Utah, (b) a Saturday, Sunday, or legal holiday or (c) any other day on which banks are not required to be open in New York, New York; provided, however, that any determination of a Business Day relating to a securities exchange or other securities market means a Business Day on which such exchange or market is open for trading.



              "CLOSING DATE" has the meaning given to such term in the Securities Purchase Agreement.

              "COMMISSION" means the Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act.

              "COMMON STOCK" means (i) the Common Stock, no par value, of the Company, and (ii) any other class of capital stock of the Company hereafter authorized that is not limited to a fixed sum or percentage of par or stated or liquidation value with respect to the rights of the holders thereof to participate in dividends or in the distribution of assets upon any liquidation, dissolution or winding up of the Company.

              "COMPANY" has the meaning given to such term in the Preamble.

              "CONTROL" means, with respect to any Person, the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by contract or otherwise. "CONTROL", used as a verb, has a correlative meaning.

              "CONVERTIBLE SECURITIES" has the meaning given to such term in
Section 5.3(b)(i).

              "DELIVERY DATE" has the meaning given to such term in Section 4.3(a).

              "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

              "EXCHANGE FORM" means the exchange form attached as Annex B to a Warrant.

              "EXCHANGE NUMBER" has the meaning given to such term in Section
4.2.

              "EXERCISE FORM" means the exercise form attached as Annex A to a Warrant.

              "EXERCISE PRICE" means $0.01 per Warrant Share, subject to adjustment from time to time in the manner provided in Article V.

              "EXPIRATION TIME" means 5:00 p.m., Eastern time, on May 31, 2011.

              "FULLY DILUTED BASIS" means, with respect to the Common Stock at any time of determination, the number of shares of Common Stock that would be issued and outstanding at such time, assuming full conversion, exercise and exchange of all issued and outstanding Convertible Securities and Options that shall be (or may become) exchangeable for, or exercisable or convertible into, Common Stock, including the Warrants, except that the number of shares of Common Stock outstanding on a Fully Diluted Basis shall not include the number of shares of Common Stock issuable upon exercise, conversion or exchange of Options or Convertible Securities that, at the time of determination, are Out of the Money.

              "GAAP" means generally accepted accounting principles in the United States of America in effect from time to time.

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              "GOVERNMENTAL AUTHORITY" means any federal, state, municipal or other government, governmental department, commission, board, bureau, agency or instrumentality, or any court, in each case whether of the United States of America or of any other country, or of any political subdivision thereof.

              "HOLDER" means with respect to any Warrant, the holder of such Warrant as set forth in the Warrant Register.

              "MARKET PRICE" means, for any security as of any date of determination, the price per share or other applicable unit determined as follows:

          (a) if such security is Publicly Traded as of the date of determination, the price shall be determined by computing the average, over a period consisting of the most recent twenty-one (21) Business Days occurring on or prior to the date of determination, of the applicable price set forth below (but excluding any trades or quotations that are not bona fide, arm's length transactions):

               (i) the average of the closing prices for such security on such Business Day on all domestic national securities exchanges on which such security may be listed if such exchanges are the primary securities markets for such security, or

               (ii) if there have been no sales on any such exchange on such Business Day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such Business Day if such exchanges are the primary securities markets for such security, or

               (iii) if on any Business Day such security is not so listed, the closing sales price on such Business Day quoted on the Nasdaq National Market or the Nasdaq Small-Cap Market, as applicable, or if there have been no sales on the Nasdaq National Market or the Nasdaq Small-Cap Market, as the case may be, on such Business Day, the average of the highest bid and lowest asked prices quoted on the Nasdaq National Market or the Nasdaq Small-Cap Market, as the case may be;

               (iv) if on any Business Day such security is not so listed and not quoted in the Nasdaq National Market or Nasdaq Small-Cap Market, the average of the highest bid and lowest asked prices on such Business Day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization;

provided, however, that (1) for the purposes of any determination of the "Market Price" of any share of a security on any day after the "ex" date or any similar date for any dividend or distribution paid or to be paid with respect to such security, any price of such security on a day prior to such "ex" date or similar date shall be reduced by the fair market value of the per share amount of such dividend or distribution as determined in good faith by the Board of Directors of the Company and (2) for the purposes of any determination of the "Market Price" of any security on any day on or after (i) the effective day of any subdivision (by stock split or otherwise) or combination (by reverse stock split or otherwise) of outstanding securities or (ii) the "ex" date or any similar date for any dividend or distribution with respect to such securities in shares of that



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security, any price of such security on a day prior to such effective date or "ex" date or similar date shall be appropriately adjusted to reflect such subdivision, combination, dividend or distribution; and

         (b) if such security is not Publicly Traded as of the date of determination, in the case of the Common Stock, the Market Value Per Share, and, in the case of any other security, the fair market value of one share or other applicable unit of such security, shall be determined in good faith by the Board exercising reasonable business judgment.

              "MARKET VALUE" means the highest price that would be paid for the entire common equity interest in the Company on a going-concern basis in a single arm's-length transaction between a willing buyer and a willing seller (neither acting under compulsion), using valuation techniques then prevailing in the securities industry and assuming full disclosure of all relevant information and a reasonable period of time for effectuating such sale. For the purposes of determining Market Value, (i) the exercise price of Options to acquire Common Stock that are not Out of the Money shall be deemed to have been received by the Company and (ii) the liquidation preference or indebtedness, as the case may be, represented by Convertible Securities that are not Out of the Money shall be deemed to have been eliminated or cancelled.

              "MARKET VALUE PER SHARE" means the price per share of Common Stock obtained by dividing (A) the Market Value by (B) the number of shares of Common Stock outstanding (on a Fully Diluted Basis) at the time of determination.

              "OPTIONS" has the meaning given to such term in Section 5.3(b)(i).

              "OTHER EQUITY DOCUMENTS" means the Registration Rights Agreement and the Stockholders' Agreement.

              "OUT OF THE MONEY" means, at any date of determination (a) in the case of an Option, that the aggregate Market Price as of such date of the shares of Common Stock issuable upon the exercise of such Option is less than the aggregate exercise price payable upon such exercise and (b) in the case of a Convertible Security, that the quotient resulting from dividing the Market Price as of such date of such Convertible Security by the number of shares issuable as of such date upon conversion or exchange of such Convertible Security is greater than the Market Price of a share of Common Stock.

              "PERSON" shall be construed as broadly as possible and shall include an individual or natural person, a partnership (including a limited liability partnership), a corporation, an association, a joint stock company, a limited liability company, a trust, a joint venture, an unincorporated organization and a Governmental Authority.

              "PREFERRED STOCK" has the meaning given to such term in the Preamble.

              "PUBLICLY TRADED" means, with respect to any security, that such security is (a) listed on a domestic securities exchange, (b) quoted on the Nasdaq National Market or the Nasdaq Small-Cap Market or (c) traded in the domestic over-the-counter market, which trades are reported by the National Quotation Bureau, Incorporated.

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
              "REGISTRATION RIGHTS AGREEMENT" means the Registration Rights Agreement dated as of the date hereof among the Company, the Initial Holders and the other security holders of the Company party thereto, as the same may be amended, restated, supplemented or otherwise modified from time to time in accordance with the provisions thereof.

              "REQUISITE HOLDERS" means, as of any date of determination, Holders holding Warrants representing at least sixty percent (60%) of the Warrant Shares that are issuable upon exercise of Warrants then outstanding.

              "SECURITIES ACT" means the Securities Act of 1933, as amended, or any successor Federal statute, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect from time to time.

              "SECURITIES PURCHASE AGREEMENT" has the meaning given to such term in the Preamble, as the same may amended, restated, supplemented or otherwise modified from time to time in accordance with the provisions thereof.

              "STOCKHOLDERS' AGREEMENT" means the Stockholders' Agreement dated as of the date hereof among the Company, the Initial Holders and the other security holders of the Company party thereto, as the same may be amended, restated, supplemented or otherwise modified from time to time in accordance with the provisions thereof.

              "SUBSIDIARY" means, with respect to any Person, any other Person of which more than fifty percent (50%) of the shares of stock or other interests entitled to vote in the election of directors or comparable Persons performing similar functions (excluding shares or other interests entitled to vote only upon the failure to pay dividends thereon or other contingencies) are at the time owned or controlled, directly or indirectly through one or more Subsidiaries, by such Person. Unless the context otherwise requires, the term "Subsidiary" means a Subsidiary of the Company.

              "TRANSFER" means any sale, transfer, assignment, or other disposition of any interest in, with or without consideration, any security, including any disposition of any security or of any interest therein that would constitute a sale thereof within the meaning of the Securities Act.

              "WARRANT" has the meaning given to such term in Section 3.1(a).

              "WARRANT REGISTER" has the meaning given to such term in Section 3.1(b).

              "WARRANT SHARES" means (a) the shares of Common Stock issued or issuable upon exercise of a Warrant in accordance with Section 4.1 or upon exchange of a Warrant in accordance with Section 4.2, (b) all other securities or other property issued or issuable or delivered or deliverable upon any such exercise or exchange in accordance with this Agreement and (c) any securities of the Company distributed with respect to the securities referred to in the preceding clauses (a) and (b). As used in this Agreement, the phrase "WARRANT SHARES THEN HELD" by any Holder or Holders means Warrant Shares held at the time of determination by such Holder or Holders and Warrant Shares issuable upon exercise of Warrants held at the time of determination by such Holder or Holders.

1.2    ACCOUNTING TERMS AND DETERMINATIONS.

       Except as otherwise may be expressly provided herein, all accounting terms used herein shall be interpreted, and all financial statements and certificates and reports as to financial matters required to be delivered to the Holders hereunder and under the Warrants shall be prepared, in accordance with GAAP. All calculations made for the purposes of determining compliance with the terms of this Agreement and the Warrants shall (except as otherwise may be expressly provided herein) be made by application of GAAP.

1.3    RULES OF CONSTRUCTION.

       The use in this Agreement of the term "including" means "including, without limitation." The words "herein," "hereof," "hereunder" and other words of similar import refer to this Agreement as a whole, including the schedules and exhibits, as the same may from time to time be amended, modified, supplemented or restated, and not to any particular section, subsection, paragraph, subparagraph or clause contained in this Agreement. All references to sections, schedules and exhibits mean the sections of this Agreement and the schedules and exhibits attached to this Agreement, except where otherwise stated. The title of and the section and paragraph headings in this Agreement are for convenience of reference only and shall not govern or affect the interpretation of any of the terms or provisions of this Agreement. The use herein of the masculine, feminine or neuter forms shall also denote the other forms, as in each case the context may require. Where specific language is used to clarify by example a general statement contained herein, such specific language shall not be deemed to modify, limit or restrict in any manner the construction of the general statement to which it relates. The language used in this Agreement has been chosen by the parties to express their mutual intent, and no rule of strict construction shall be applied against any party.

                                   ARTICLE II

               ISSUANCE OF WARRANTS; RESERVATION OF WARRANT SHARES

2.1    ISSUANCE OF WARRANTS TO INITIAL HOLDERS; WARRANT AGREEMENT.

       Concurrently with the execution and delivery of this Agreement, the Company has issued and delivered Warrants, dated as of the date hereof, to the Initial Holders in accordance with the Securities Purchase Agreement. The provisions of this Agreement shall apply to all Warrants, and each Holder that is not a party to this Agreement, by its acceptance of a Warrant, agrees to be bound by the applicable provisions hereof.

2.2    RESERVATION OF WARRANT SHARES.

       The Company shall at all times have authorized, and reserve and keep available, free from preemptive or similar rights, for the purpose of enabling it to satisfy any obligation to issue Warrant Shares upon the exercise or exchange of each Warrant, the number of authorized but unissued Warrant Shares issuable upon exercise or exchange of all outstanding Warrants. The Company shall promptly take all actions necessary to ensure that Warrant Shares shall be duly authorized and, when issued upon exercise or exchange of any Warrant in accordance with the terms hereof, shall be validly issued, fully paid and non-assessable, free and clear of all liens, security interests, charges and other encumbrances or restrictions (except to the extent of any applicable provisions of this Agreement or any Other Equity Document) and free and clear of all preemptive or similar rights.

                                  ARTICLE III

                        CERTAIN ADMINISTRATIVE PROVISIONS

3.1    FORM OF WARRANT; REGISTER.

         (a) Form. Each Warrant issued hereunder shall be in the form of Exhibit A (each, a "WARRANT") and shall be executed on behalf of the Company by its Chairman, its President or its Chief Executive Officer and by its Chief Financial Officer, its Treasurer or its Assistant Treasurer. Each Warrant shall bear the legend(s) appearing on the first page of such form, except that a Warrant need not bear any such legend from and after such time as all the restrictions to which such legend relates no longer apply. Any Warrant may also bear any other legend applicable thereto. Upon initial issuance, each Warrant shall be dated as of the date of signature thereof by the Company. Irrespective of any adjustments in the Exercise Price or the number or kind of shares or other securities or property issuable upon the exercise of Warrants, any Warrants theretofore or thereafter issued may, as a matter of form, continue to express the same Exercise Price and the same number of shares of Common Stock issuable upon the exercise of such Warrants as were stated in the Warrants initially issued pursuant the Securities Purchase Agreement. The Company, however, may at any time in its sole discretion make any change in the form of Warrant that it may deem appropriate to give effect to such adjustments and that does not affect the substance of the Warrant, and any Warrant thereafter issued, whether in exchange or substitution for an outstanding Warrant or otherwise, may be in the form as so changed.

         (b) Register. Each Warrant issued, exchanged or transferred hereunder shall be registered in a warrant register (the "WARRANT REGISTER"). The Warrant Register shall set forth the number of each Warrant, the name and address of the Holder thereof and the original number of Warrant Shares purchasable upon the exercise thereof. The Warrant Register will be maintained by the Company and will be available for inspection by any Holder at the principal office of the Company or such other location as the Company may designate to the Holders in the manner set forth in Section 8.1. The Company shall be entitled to treat the Holder of any Warrant as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in such Warrant on the part of any other Person.

3.2    EXCHANGE OF WARRANTS FOR WARRANTS.

         (a) Exchange. The Holder may exchange any Warrant or Warrants issued hereunder for another Warrant or Warrants of like kind and tenor representing in the aggregate the right to purchase the same number of Warrant Shares that could be purchased pursuant to the Warrant or Warrants being so exchanged. In order to effect an exchange permitted by this Section 3.2, the Holder shall deliver to the Company such Warrant or Warrants accompanied by a written request signed by the Holder thereof specifying the number and denominations of Warrants to be issued in such exchange and subject to the transfer restrictions contained in the Stockholders' Agreement, the names in which such Warrants are to be issued. As promptly as



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practicable but in any event within five (5) Business Days of receipt of such a request, the Company shall, without charge, issue, register and deliver to the Holder thereof each Warrant to be issued in such exchange.

         (b) Replacement. Upon receipt of evidence reasonably satisfactory to the Company (an affidavit of the Holder being satisfactory) of the ownership and the loss, theft, destruction or mutilation of any Warrant, and in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company (if the Holder is a financial institution or other institutional investor, its own indemnity agreement being satisfactory) or, in the case of any such mutilation, upon surrender of such Warrant, the Company shall, without charge, issue, register and deliver in lieu of such Warrant a new Warrant of like kind representing the same rights represented by, and dated the date of, such lost, stolen, destroyed or mutilated Warrant. Any such new Warrant shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall be at any time enforceable by any Person.

         (c) Expenses. The Company shall pay all expenses and taxes (other than any applicable income or similar taxes payable by a Holder of a Warrant) attributable to an exchange or replacement of a Warrant pursuant to this Section 3.2; provided, however, that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance of any Warrant in a name other than that of the Holder of the Warrant being exchanged.

3.3    MECHANICS OF TRANSFER OF WARRANTS.

       Subject to the further provisions of this Agreement and the Other Equity Documents, each Warrant may be transferred, in whole or in part, to an "accredited investor" within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act (or any entity in which all of the equity owners are accredited investors of such types) by the Holder thereof by delivering to the Company such Warrant accompanied by a properly completed, duly executed, Assignment Form. As promptly as practicable but in any event within five (5) Business Days of receipt of such Assignment Form, the Company shall, without charge, issue, register and deliver to the Holder thereof a new Warrant or Warrants of like kind and tenor representing in the aggregate the right to purchase the same number of Warrant Shares that could be purchased pursuant to the Warrant being transferred. In all cases of transfer by an attorney, the original power of attorney, duly approved, or a copy thereof, duly certified, shall be deposited and remain with the Company. In case of transfer by executors, administrators, guardians or other legal representatives, duly authenticated evidence of their authority shall be produced and may be required to be deposited and remain with the Company in its discretion. The Company shall not be liable for complying with a request by a fiduciary or nominee of a fiduciary to register a transfer of any Warrant which is registered in the name of such fiduciary or nominee, unless made with the actual knowledge that such fiduciary or nominee is committing a breach of trust in requesting such registration of transfer, or with knowledge of such facts that the Company's participation therein amounts to bad faith.

3.4    STOCKHOLDERS' AGREEMENT.

       Any Person to whom a Warrant is transferred in accordance with this
Article III shall, by acceptance of the Warrant, be deemed to be a party to the Stockholders' Agreement and shall be bound by and entitled to the benefits thereunder.

                                   ARTICLE IV

                EXERCISE OF WARRANT; EXCHANGE FOR WARRANT SHARES

4.1    EXERCISE OF WARRANTS; EXPIRATION.

         (a) On any Business Day on or prior to the Expiration Time, a Holder may exercise a Warrant, in whole or in part, by delivering to the Company such Warrant accompanied by a properly completed Exercise Form and a check or wire transfer in an aggregate amount equal to the product obtained by multiplying (a) the Exercise Price times (b) the number of Warrant Shares being purchased. Any partial exercise of a Warrant shall be for a whole number of Warrant Shares only.

         (b)      A Warrant shall terminate and become void as of the earlier of
(i) the Expiration Time or (ii) the date such Warrant is exercised. The Company shall give notice not less than 90, and not more than 120, days prior to the Expiration Time to the Holders of all then outstanding Warrants to the effect that the Warrants will terminate and become void as of the Expiration Time; provided, however, that if the Company fails to give notice as provided in this
Section 4.1(b), the Warrants will nevertheless expire and become void at the Expiration Time.

4.2    EXCHANGE FOR WARRANT SHARES.

       On any Business Day on or prior to the Expiration Time, a Holder may exchange a Warrant, in whole or in part, for Warrant Shares by delivering to the Company such Warrant accompanied by a properly completed Exchange Form. The number of shares of Common Stock to be received by a Holder upon such exchange shall be equal to (a) the number of Warrant Shares allocable to the portion of the Warrant being exchanged (the "EXCHANGE NUMBER"), as specified by such Holder in the Exchange Form less (b) the number of shares equal to the quotient obtained by dividing (i) the product obtained by multiplying (A) the Exercise Price times (B) the Exchange Number by (ii) the Market Price as of the Delivery Date (as defined below). The Exchange Number need not be a whole number, but in the case of any partial exchange of a Warrant under this Section 4.2, the Exchange Number shall be determined so that the number of Warrant Shares to be issued in such exchange shall be a whole number only. The Company acknowledges that the provisions of this Section 4.2 are intended, in part, to ensure that a full or partial exchange of a Warrant pursuant to this Section 4.2 will qualify as a conversion, within the meaning of paragraph (d)(3)(iii) of Rule 144 under the Securities Act. At the request of any Holder, the Company will accept reasonable modifications to the exchange procedures provided for in this Section
4.2 in order to accomplish such intent.

4.3    ISSUANCE OF COMMON STOCK.

         (a) Issuance of Common Stock. As promptly as practicable but in any event within seven (7) days (or if the Common Stock is Publicly Traded at such time, within three (3) days or such other time period as is customary in the market for Publicly Traded securities) following the delivery date (the "DELIVERY DATE") of (i) an Exercise Form or Exchange Form in accordance with
Section 4.1 or 4.2, (ii) the related Warrant and (iii) any required payment of the Exercise Price, the Company shall, without charge, issue, register and deliver one or more stock certificates representing the aggregate number of shares of Common Stock to which the Holder of such Warrant is entitled and, upon compliance with the applicable provisions of this Warrant Agreement, the Other Equity Documents and the Securities Purchase Agreement, transfer to such Holder appropriate evidence of ownership of other securities or property (including any cash) to which such Holder is entitled, in such denominations, and registered or otherwise placed in, or payable to the order of, such name or names, as may be directed in writing by such Holder. The Company shall deliver such stock certificates, evidence of ownership and any other securities or property (including any cash) to the Person or Persons entitled to receive the same, together with an amount in cash in lieu of any fraction of a share (or fractional interest in any other security), as hereinafter provided. If the Warrant Shares are Publicly Traded, then at the request of such Holder, the Company shall use commercially reasonable efforts to cause its transfer agent to electronically transmit the Warrant Shares to such Holder through the Deposit Withdrawal Agent Commission System of DTC.

         (b) Partial Exercise or Exchange. If a Holder shall exercise or exchange a Warrant for less than all of the Warrant Shares that could be purchased or received thereunder, the Company shall issue, register and deliver to the Holder, as promptly as practicable but in any event within seven (7) days (or if the Common Stock is Publicly Traded at such time, within three (3) days or such other time period as is customary in the market for Publicly Traded securities) following the Delivery Date, a new Warrant evidencing the right to purchase the remaining Warrant Shares. In the case of an exchange pursuant to
Section 4.2, the number of remaining Warrant Shares shall be the original number of Warrant Shares subject to the Warrant so exchanged reduced by the Exchange Number. Each Warrant surrendered pursuant to Section 4.1 or 4.2 shall be canceled.

         (c) Fractional Shares. The Company shall not be required to issue fractional shares of Common Stock or fractional units of any other security upon the exercise or exchange of a Warrant. If any fraction of a share of Common Stock or fractional unit of any other security would be issuable on the exercise or exchange of any Warrant, the Company may, in lieu of issuing such fractional share or unit, pay to such Holder for any such fraction an amount in cash equal to the product obtained by multiplying (i) such fraction times (ii) the Market Price for the Common Stock or for a unit of such other security, as the case may be, as of the Delivery Date.

         (d) Expenses. The Company shall pay all expenses and taxes (other than any applicable income or similar taxes payable by a Holder of a Warrant) attributable to the initial issuance of Warrant Shares upon the exercise or exchange of a Warrant; provided, however, that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance of any Warrant or any certificate for, or any other evidence of ownership of, Warrant Shares in a name other than that of the Holder of the Warrant being exercised or exchanged.

         (e) Record Ownership. To the extent permitted by Applicable Law, the Person in whose name any certificate for shares of Common Stock or other evidence of ownership of any other security is issued upon exercise or exchange of a Warrant shall for all purposes be deemed to have become the holder of record of such shares or other security on the Delivery Date, irrespective of the date of delivery of such certificate or other evidence of ownership (subject, in the case of any exercise to which Section 4.3(g) applies, to the consummation of a transaction upon which such exercise is conditioned), notwithstanding that the transfer books of the Company shall then be closed or that such certificates or other evidence of ownership shall not then actually have been delivered to such Person.

         (f) Approval; Listings. If any securities constituting Warrant Shares or any portion thereof to be issued upon exercise or exchange of a Warrant require registration or approval under any Applicable Law or require listing on any national securities exchange or quotation system before such securities may be so issued, the Company will use commercially reasonable efforts to cause such securities to be registered, or approved, as applicable; provided, however, that this Section 4.3(f) shall not obligate the Company to register such securities under the Securities Act or qualify them under state securities or blue sky laws. The Company shall from time to time promptly take all action that may be necessary so that any such securities, immediately upon their issuance upon exercise or exchange of Warrants, will be listed on all the principal securities exchanges, quotation systems and markets within the United States of America, if any, on which other securities of the Company of the same class or type are then listed or quoted. The Company may suspend the exercise of any Warrant so affected for the period during which such registration, approval or listing is required but not in effect (but the Expiration Time shall be equitably extended so as to prevent the expiration of any Warrant during a suspension period). Notwithstanding anything in this Warrant Agreement to the contrary, in no event shall a Holder be entitled to exercise a Warrant unless
(i) a registration statement filed under the Securities Act in respect of the issuance of the Warrant Shares is then effective or (ii) the exercise of such Warrants is exempt from the registration requirements of the Securities Act and such securities are qualified for sale or exempt from qualification under the applicable securities laws of the states or other jurisdictions in which such Holders reside, such exemption to be evidenced by an opinion of counsel to the extent such an opinion would be required under Section 6.2 of the Securities Purchase Agreement in respect of a transfer to the Person to whom the Warrant Shares are to be issued.

         (g) Conditional Exercise or Exchange. Any Exercise Form or Exchange Form delivered under Section 4.1 or 4.2 may condition the exercise or exchange of any Warrant on the consummation of a transaction involving Warrants or Warrant Shares being undertaken by the Company or the Holder of such Warrant, and such exercise or exchange shall not be deemed to have occurred except concurrently with the consummation of such transaction, except that, for purposes of determining whether such exercise or exchange is timely it shall be deemed to have occurred on the Delivery Date. If any exercise of a Warrant is so conditioned, then, subject to delivery of the items required by Section 4.3(a) and compliance with the other terms hereof, the Company shall deliver the certificates and other evidence of ownership of other securities or other property in such manner as such Holder shall direct as required in connection with the consummation such transaction upon which the exercise is conditioned. If, at any time prior to the consummation of a conditional exercise or exchange, such Holder shall give notice to the Company that such transaction has been abandoned or such Holder has withdrawn from participation in such transaction, the Company shall return the items delivered pursuant to Section 4.3(a), and such Holder's election to exercise such Warrant shall be deemed rescinded.

                                   ARTICLE V

                    ADJUSTMENT OF EXERCISE PRICE AND SHARES.

5.1    GENERAL.

              The Exercise Price and the number and kind of Warrant Shares issuable upon exercise of each Warrant shall be subject to adjustment from time to time in accordance with this Article V.

5.2    STOCK DIVIDENDS, SUBDIVISIONS AND COMBINATIONS.

       If, at any time after the Closing Date, the Company shall:

              (i) pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock; or

              (ii) subdivide, split or reclassify its outstanding shares of Common Stock into a larger number of shares of Common Stock; or

              (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock;

then (A) the number of Warrant Shares issuable upon exercise of each Warrant shall be adjusted so as to equal the number of Warrant Shares that the Holder of such Warrant would have held immediately after the occurrence of such event if the Holder had exercised such Warrant immediately prior to the occurrence of such event (or, in the case of clause (i), the record date therefor) and (B) the Exercise Price shall be adjusted to be equal to (x) the Exercise Price immediately prior to the occurrence of such event multiplied by (y) a fraction
(1) the numerator of which is the number of Warrant Shares issuable upon exercise of such Warrant immediately prior to the adjustment in clause (A) and
(2) the denominator of which is the number of Warrant Shares issuable upon exercise of such Warrant immediately after the adjustment in clause (A). An adjustment made pursuant to this Section 5.2 shall become effective immediately after the occurrence of such event retroactive to the record date, if any, for such event.

5.3    ISSUANCE OF COMMON STOCK.

         (a) General. If, at any time after the Closing Date, the Company shall issue or sell (or, in accordance with Section 5.3(b), shall be deemed to have issued or sold) any shares of Common Stock (other than any issuance for which an adjustment is made pursuant to Section 5.2 or 5.5 or no adjustment is required pursuant to Section 5.7(g)) without consideration or for a consideration per share less than the Market Price for the Common Stock determined as of the date of such issuance or sale, then, effective immediately upon such issuance or sale, the Exercise Price and the number Warrant Shares issuable upon exercise of each Warrant shall be adjusted as follows:

                  (i) The Exercise Price shall be reduced to an amount equal to the product obtained by multiplying (A) the Exercise Price in effect immediately prior to such issuance or sale times (B) a fraction,
         (I) the numerator of which shall be the sum of (x) the product of (1) the number of shares of Common Stock outstanding (on a Fully Diluted Basis) immediately prior to such issuance or sale times (2) the Market Price for the Common Stock as of the date of such issuance or sale plus
         (y) the consideration, if any, received by the Company upon such issuance or sale, and (II) the denominator of which shall be the product of (x) the number of shares of Common Stock outstanding (on a Fully Diluted Basis) immediately after such issuance or sale times (y) such Market Price.

                  (ii) The number of Warrant Shares issuable upon exercise of such Warrant shall be increased to the number of shares determined by multiplying (A) the number of Warrant Shares issuable upon exercise of such Warrant immediately prior to such issuance or sale by (B) a fraction, (1) the numerator of which shall be the Exercise Price in effect immediately prior to the adjustment in clause (i) of this
         Section 5.3(a), and (2) the denominator of which shall be the Exercise Price in effect immediately after such adjustment.

              (b) Issuance of Options or Convertible Securities. The issuance or sale of Options or Convertible Securities shall be deemed, in accordance with this Section 5.3(b), to be the issuance of Common Stock.

                  (i) Definitions. For the purposes of this Section 5.3(b), the term "OPTIONS" means any warrants, options or other rights to subscribe for or to purchase (A) Common Stock or (B) Convertible Securities, and the term "CONVERTIBLE SECURITIES" means any capital stock, evidence of indebtedness or other securities or rights convertible into or exchangeable for Common Stock.

                  (ii) Issuance of Options. If the Company in any manner issues or grants any Options, then the total maximum number of shares of Common Stock issuable upon the exercise of such Options (or upon conversion or exchange of the total maximum amount of Convertible Securities issuable upon the exercise of such Options) shall be deemed, for purposes of Section 5.3(a), to be outstanding and to have been issued and sold by the Company. For purposes of Section 5.3(a), the Common Stock issuable upon exercise of Options or upon conversion or exchange of Convertible Securities issuable upon exercise of Options for Convertible Securities shall be deemed to have been issued and sold at a price per share equal to (A) the sum of (x) the total amount, if any, received or receivable by the Company as consideration for the issuance or granting of such Options plus (y) the minimum aggregate amount of additional consideration payable to the Company upon the exercise of all such Options plus (z) in the case of such Options for Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable to the Company upon conversion or exchange of such Convertible

         Securities divided by (B) the total maximum number of shares of Common Stock issuable upon exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options.

                  (iii) Issuance of Convertible Securities. If the Company in any manner issues or sells any Convertible Securities, then the maximum number of shares of Common Stock issuable upon the conversion or exchange of such Convertible Securities shall be deemed, for purposes of Section 5.3(a) to be outstanding and to have been issued and sold by the Company. For purposes of Section 5.3(a), the Common Stock issuable upon conversion or exchange of Convertible Securities shall be deemed to have been issued and sold at a price per share equal to (A) the sum of (x) the total amount received or receivable by the Company as consideration for the issuance or sale of such Convertible Securities plus (y) the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof divided by (B) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities.

                  (iv) Superseding Adjustment. If, at any time after any adjustment of the Exercise Price and the number of Warrant Shares issuable upon exercise of the Warrants shall have been made pursuant to
         Section 5.3(a) as a result of the issuance of Options or Convertible Securities, or after any new adjustment of the Exercise Price and the number of Warrant Shares shall have been made pursuant to this Section 5.3(b)(iv) (each of the foregoing, a "PREVIOUS ADJUSTMENT"):

                            (A) such Options or the right of conversion or exchange of such Convertible Securities shall expire, or be terminated or surrendered, and all or a portion of such Options or the right of conversion or exchange with respect to all or a portion of such Convertible Securities, as the case may be, shall not have been exercised or treated as having been exercised or otherwise canceled or acquired by the Company in connection with any settlement, including any cash settlement, of such Options or the rights of conversion or exchange of such Convertible Securities; or

                            (B) there has been any change in the number of shares of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of such Convertible Securities (including as a result of a change in the number of Convertible Securities issuable upon the exercise of such Options or the operation of antidilution provisions applicable thereto); or

                            (C) the consideration per share for which shares of Common Stock are issuable upon the exercise of such Options or upon the conversion or exchange of such Convertible Securities, or the maturity of such Convertible Securities, shall be changed;

              then, with respect to the unexercised portion of any then outstanding Warrants, the previous adjustment shall be rescinded and annulled and the shares of Common Stock which were deemed to have been issued and that gave rise to the previous adjustment shall no longer be deemed to have been issued. Thereupon, a recomputation shall be made of the adjustment, if any, of the Exercise Price and the number of Warrant Shares issuable upon exercise of such Warrants as a consequence of such Options or Convertible Securities on the basis of:

                            (1) treating the number of shares of Common Stock, if any, theretofore actually issued or issuable pursuant to the previous exercise of such Options or such right of conversion or exchange (including Options or rights treated as exercised, otherwise cancelled or acquired in connection with any settlement), as having been issued on the date or dates of such issuance as determined for purposes of the previous adjustment and for the total amount of consideration actually received and receivable therefor (determined in the manner described in Section 5.3(b)(ii) or (iii), as the case may be);

                            (2) treating the maximum number of shares of Common Stock (x) issuable upon the exercise (or upon the conversion or exchange of Convertible Securities issuable upon the exercise) of all Options which then remain outstanding and (y) issuable upon the conversion or exchange of all Convertible Securities which then remain outstanding, as having been issued; and

                            (3) making the computations called for in Section 5.3(a) hereof on the basis of the revised terms of such outstanding Options or Convertible Securities, as the case may be, as if they were newly issued at the time of such revision.

Any adjustment of the Exercise Price and the number of Warrant Shares issuable upon exercise of the Warrants resulting from such recomputation shall supersede the previous adjustment.

                  (v) No Further Adjustments. Any adjustment of the Exercise Price or the number of Warrant Shares issuable upon the exercise of Warrants to be made pursuant to this Section 5.3 with respect to the issuance of (A) any Options (whether for Common Stock or Convertible Securities), (B) any Convertible Securities issuable upon the exercise of such Options or (C) any shares of Common Stock issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities shall be made effective upon the issuance of such Options. Any adjustment of the Exercise Price or the number of Warrant Shares issuable upon the exercise of Warrants to be made pursuant to this Section 5.3 with respect to the issuance of (x) any Convertible Securities (other than Convertible Securities issuable upon the exercise of Options) or (y) any shares of Common Stock issuable upon the conversion or exchange of such Convertible Securities shall be made effective upon the issuance of such Convertible Securities. No further adjustment of the Exercise Price or the number of Warrant Shares issuable upon the exercise of Warrants shall be made upon the actual issuance of Common Stock or of Convertible Securities upon the exercise of such Options or upon the actual issuance of Common Stock upon conversion or exchange of Convertible Securities.

5.4    DISTRIBUTIONS OF ASSETS OR SECURITIES OTHER THAN COMMON STOCK.

              (a) If, at any time after the Closing Date, the Company shall, by dividend or otherwise, distribute to the holders of its Common Stock any shares of its capital stock (other than a distribution of Common Stock referred to in Section 5.2), rights or warrants to purchase any of its securities (other than those referred to in Section 5.3), evidences of its indebtedness, cash or other property (other than cash dividends or cash distributions paid out of current or retained earnings), then the Exercise Price and the number of Warrant Shares issuable upon exercise of each Warrant shall be adjusted as follows:

                     (i) The Exercise Price shall be reduced to an amount equal to the product of (A) the Exercise Price in effect immediately prior to such issuance or sale times (B) a fraction (I) the numerator of which shall be (x) the Market Price for the Common Stock as of the record date for determining stockholders entitled to such distribution less (y) the fair market value of the portion of the capital stock, rights or warrants, evidences of indebtedness, cash or other property distributed or to be distributed with respect to one share of Common Stock, and (II) the denominator of which shall be such Market Price.

                     (ii) The number of Warrant Shares issuable upon exercise of such Warrant shall be increased to the number of shares determined by multiplying (A) the number of Warrant Shares issuable upon exercise of such Warrant immediately prior to such distribution times (B) a fraction
       (1) the numerator of which shall be the Exercise Price in effect immediately prior to the adjustment in clause (i) of this Section 5.4 and
       (2) the denominator of which shall be the Exercise Price in effect immediately after such adjustment.

              (b) Notwithstanding anything to the contrary contained in paragraph (a), upon a dividend payment or other distribution by the Company which would otherwise trigger an adjustment pursuant to paragraph (a), no such adjustment will be required if, upon such dividend payment or other distribution, the Company simultaneously pays to each Holder of a Warrant his, her or its pro rata portion of such dividend payment or other distribution as if such Holder had fully exercised his, her or its Warrant immediately prior to the record date for such distribution or, if no record is taken, the date as of which the record holders of Warrant Shares entitled to such dividend payment or other distribution are to be determined.

5.5    CAPITAL REORGANIZATION, CAPITAL RECLASSIFICATIONS, MERGER, ETC.

       If, at any time after the Closing Date, (i) there shall be any capital reorganization or any reclassification of the capital stock of the Company (other than a change in par value or from par value to no par value or from no par value to par value or as a result of a stock dividend or subdivision, split-up or combination of shares to which Section 5.2 applies or any distribution to which Section 5.4 applies) or (ii) the Company shall consolidate with, merge with or into, or sell all or substantially all of its assets or property to, another Person, then in each such case, effective as of the effective date of such event retroactive to the record date, if any, of such event, each Warrant shall be exercisable for the kind and number of shares of stock, other securities, cash or other property to which a holder of the number of Warrant Shares issuable upon exercise of such Warrant would have been entitled to receive and/or to continue to hold upon such event. In any such case, if necessary, the provisions of this Agreement (including this Article V) and the Warrants with respect to the rights and interests thereafter of the Holders of the Warrants shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be, to any shares of stock, other securities, cash or other property thereafter deliverable upon the exercise of the Warrants.

5.6    OTHER ACTIONS AFFECTING COMMON STOCK.

              (a) Equitable Equivalent. If at any time or from time to time the Company shall take any action affecting its Common Stock, other than any action of a type otherwise described in this Article V, then the number of Warrant Shares issuable upon exercise of each Warrant shall be adjusted to such extent, if any, and in such manner and at such time, as the Board shall, in the good faith, exercise of its reasonable business judgement, determine to be equitable in the circumstances, provided that no such adjustment shall decrease the number of Warrant Shares issuable upon exercise of such Warrant or increase the Exercise Price.

              (b) No Avoidance. The Company will not, by amendment of its certificate or articles of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, provided that the Company shall not be deemed to be avoiding or seeking to avoid observance or performance solely because any action otherwise in compliance with this Agreement is structured so as to avoid the need for, or to minimize the extent of, any adjustment under this Article V. The Company shall at all times in good faith assist in the carrying out of all the provisions of this Article V and in the taking of all such action as may be necessary or reasonably appropriate in order to protect the exercise rights of the Holders against impairment.

5.7    MISCELLANEOUS.

              (a) Calculation of Consideration Received. If any Common Stock, Options or Convertible Securities are issued or sold or deemed to have been issued or sold for cash, then the consideration received therefor shall be deemed to be the net amount received or to be received by the Company therefor. If any Common Stock, Options or Convertible Securities are issued or sold for consideration other than cash (including in connection with any merger in which the Company issues such securities), then the amount of the consideration other than cash received by the Company shall be the fair market value of such consideration, as of the date of receipt, determined in good faith by the Board exercising reasonable business judgment.

              (b) Treasury Shares. The number of shares of Common Stock outstanding at any given time does not include shares owned or held by or for the account of the Company or any Subsidiary, and the disposition of any shares so owned or held shall be considered an issuance of Common Stock.

              (c) Record Date. If the Company takes a record of the holders of Common Stock for the purpose of entitling them (i) to receive a dividend or other distribution payable in Common Stock, Options or Convertible Securities or
(ii) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issuance or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be. If the Company shall take any such record of the holders of its Common Stock and shall, thereafter and before the taking of the action for which such record was taken, legally abandon its plan to take such action, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

              (d) Deferral of Issuance. In any case in which this Article V shall require that any adjustment in the number of Warrant Shares issuable upon the exercise of any Warrant or in the Exercise Price be made effective as of immediately after a record date for a specified event, the Company may elect to defer, until the occurrence of such event, the issuing to the Holder of any Warrant exercised after such record date of the shares of Common Stock and shares or other units of other securities of the Company, if any, issuable upon such exercise over and above the number of shares or other units that would have been issuable upon such exercise on the basis of the Exercise Price in effect prior to such adjustment. In such case, the Company shall deliver to the Holder a due bill or other appropriate instrument evidencing the Holder's right to receive such additional shares or other units upon the occurrence of the event requiring such adjustment.

              (e) Notice; Adjustment Rules. Whenever the Exercise Price or the number of Warrant Shares shall be adjusted as provided in this Article V, the Company shall provide to each Holder a statement, signed by the Chairman, the President or the Chief Financial Officer of the Company, describing in reasonable detail the facts requiring such adjustment and setting forth a calculation of the Exercise Price and the number of Warrant Shares applicable to each Warrant after giving effect to such adjustment. All calculations under this
Article V shall be made to the nearest one-hundredth of a cent ($.0001) or to the nearest one-hundredth of a share, as the case may be. Adjustments pursuant to this Article V shall apply to successive events or transactions of the types covered thereby. Notwithstanding any other provision of this Article V, no adjustment shall be made to the number of Warrant Shares or to the Exercise Price if such adjustment represents less than 1% of the number of Warrant Shares previously required to be so delivered, but any lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which together with any adjustments so carried forward shall amount to 1% or more of the number of Warrant Shares to be so delivered.

              (f) Certain Adjustments. The Company may make such reductions in the Exercise Price or increase in the number of Warrant Shares to be received by any Holder upon the exercise or exchange of a Warrant, in addition to those adjustments required by this Article V, as it in its sole discretion shall determine to be advisable in order that any consolidation or subdivision of the Common Stock, or any issuance wholly for cash of any shares of Common Stock, or any issuance wholly for cash of shares of Common Stock or Convertible Securities, or any stock dividend, or any issuance of Options hereinafter made by the Company to the holders of its Common Stock shall not be taxable to such holders.

              (g) Excluded Issuances. Notwithstanding any other provision of this Article V, no adjustment shall be made pursuant to this Article V in respect of (i) the issuance of Common Stock in any underwritten public offering that is registered with the Commission, (ii) the issuance of Common Stock or Options to purchase Common Stock issued to employees, officers, directors or consultants of the Company or any Subsidiary, or the issuance of Common Stock upon the exercise of any such Options, provided, however, that the aggregate amount of all such Common Stock or Common Stock which may be acquired upon the exercise of such Options shall not exceed an aggregate of 14,954 shares of Common Stock (as such number is adjusted for stock splits, stock dividends, reverse stock splits or combinations affecting the Common Stock), (iii) the issuance from time to time of shares of Common Stock upon the exercise of any of the Warrants or Note Warrants (as defined in the Securities Purchase Agreement), (iv) the issuance of Common Stock pursuant to any adjustment provided for in Sections 5.2, 5.4 and 5.5, (v) the issuance of Common Stock or Options as purchase price payable to sellers (other than any Affiliates of the Company) in any merger, share exchange, consolidation, liquidation or other business combination required to be approved and actually approved by the requisite vote (being not less than a majority based on voting power) of the shareholders of the Company, (vi) 8,902 shares of Common Stock issuable upon exercise of the option granted to Jack Knott and (vii) securities issued in connection with the adoption of a shareholder rights plan by the Company.

              (h) Par Value. The Company shall not increase the par value of any shares of Common Stock or other securities issuable upon the exercise of the Warrants to an amount that exceeds the Exercise Price. Before taking any action that would cause an adjustment pursuant to this Article V that would reduce the Exercise Price below the par value per share of the Common Stock, the Company shall be required to take any corporate action which may be necessary in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares at the Exercise Price as so adjusted.

                                   ARTICLE VI

                            COVENANTS OF THE COMPANY

6.1    NOTICES OF CERTAIN ACTIONS.

       In the event that the Company:

              (i) shall authorize issuance to all holders of Common Stock of rights or warrants to subscribe for or purchase capital stock of the Company or of any other subscription rights or warrants; or

              (ii) shall authorize a dividend or other distribution to all holders of Common Stock of evidences of its indebtedness, cash or other property or assets; or

              (iii) becomes a party to any consolidation or merger for which approval of any shareholders of the Company will be required, or to a conveyance or transfer of the properties and assets of the Company substantially as an entirety, or of any capital reorganization or reclassification or change of the Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination); or

              (iv) commences a voluntary or involuntary dissolution, liquidation or winding up;

then the Company shall provide a written notice to each Holder stating (1) the date as of which the holders of record of Common Stock to be entitled to receive any such rights, warrants or distribution are to be determined, (2) the material terms of any such consolidation or merger and the expected effective date thereof, or (3) the material terms of any such conveyance, transfer, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of record of Common Stock will be entitled to exchange their shares for securities or other property, if any, deliverable upon such reclassification, conveyance, transfer, dissolution, liquidation or winding up. Such notice shall be given as promptly as practicable and not later than ten (10) Business Days prior to the effective date (or the applicable record date, if earlier) of such event. The failure to give the notice required by this Section 6.1 or any defect therein shall not affect the legality or validity of any distribution, right, warrant, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up, or the vote upon any action.

6.2    MERGER OR CONSOLIDATION OF THE COMPANY.

       The Company will not merge or consolidate with or into, or sell, transfer or lease all or substantially all of its property to, any other entity unless the successor or purchasing entity, as the case may be (if not the Company), is organized under the laws of the United States of America or any state or political subdivision thereof and shall expressly agree to provide to each Holder the securities, cash or property required by Section 5.5 hereof upon the exercise or exchange of Warrants and expressly assumes, by supplemental agreement reasonably satisfactory in form and substance to the Requisite Holders, the due and punctual performance and observance of each and every covenant and condition of this Agreement to be performed and observed by the Company; provided, however, that the initial obligation of such successor with respect to the exercise or exchange of Warrants shall be only as set forth in
Section 5.5.

6.3    INFORMATION RIGHTS.

       So long as any Holder or holder of Warrant Shares shall hold no less than five percent (5%) of the aggregate of the then issued and outstanding Warrants and Warrant Shares, the Company shall provide to such Holders and/or holders all information required to be provided under Section 7.2 of the Securities Purchase Agreement as in effect on the date hereof (whether or not the same shall remain in effect).

6.4    PAYMENTS IN RESPECT OF DIVIDENDS AND DISTRIBUTIONS.

       If, at any time prior to the Expiration Time, the Company pays any dividend or makes any distribution (whether in cash, property or securities of the Company) on its Common Stock which does not result in an adjustment under
Article V, then the Company shall simultaneously pay to the Holder of each Warrant, the cash, property or securities that would have been paid or delivered to such Holder on the Warrant Shares receivable upon the exercise in full of such Warrant had such Warrant been fully exercised immediately prior to the record date for such dividend or distribution or, if no record is taken, the date as of which the record holders of Warrant Shares entitled to such dividend or distribution are to be determined.

                                  ARTICLE VII

                                  MISCELLANEOUS

7.1    NOTICES.

       All notices, claims, requests, demands or other communications which are required or otherwise delivered hereunder shall be deemed to be sufficient and duly given if contained in a written instrument (i) personally delivered or sent by telecopier, (b) sent by nationally-recognized overnight courier guaranteeing next Business Day delivery or (c) sent by first class, registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

              (a)    if to the Company, to:

                         Huntsman Packaging Corporation
                         500 Huntsman Way
                         Salt Lake City, Utah  84108
                         Attention: Richard P. Durham and Ronald G. Moffitt Telephone No.: (801) 532-5200
                         Telecopier No.:  (801) 584-5783


                         with copies to:

                         Chase Domestic Investments, L.L.C.

                         c/o Chase Capital Partners
                         1221 Avenue of the Americas, 40th Floor
                         New York, New York  10020-1080
                         Attention: Timothy J. Walsh
                         Telephone No.:  (212) 899-3400
                         Telecopier No.:  (212) 899-3401

                         and to:

                         O'Sullivan Graev & Karabell, LLP
                         30 Rockefeller Plaza
                         New York, New York 10112
                         Attention:  Ilan S. Nissan
                         Telephone No.:  (212) 408-2400
                         Telecopier No.:  (212) 408-2420

              (b)    if to any Holder, to such Holder's address as set forth on
                     Schedule I hereto.

Any notice, demand or request so delivered shall constitute valid notice under this Agreement and shall be deemed to have been received (i) on the day of actual delivery in the case of personal delivery, if delivered on a Business Day (otherwise on the next Business Day), (ii) on the next Business Day after the date when sent in the case of delivery by nationally-recognized overnight courier, (iii) on the fifth Business Day after the date of deposit in the U.S. mail in the case of mailing or (iv) upon receipt in the case of a facsimile transmission if received on a Business Day (otherwise on the next Business Day). Any party hereto may from time to time by notice in writing served upon the other as aforesaid designate a different mailing address or a different Person to which all such notices, demands or requests thereafter are to be addressed.

7.2    NO VOTING RIGHTS; LIMITATION OF LIABILITY.

       No Warrant shall entitle the holder thereof to any voting rights or, except as otherwise provided herein, any other rights as a stockholder of the Company, as such. No provision hereof, in the absence of affirmative action by the Holder to purchase Warrant Shares, and no enumeration herein of the rights or privileges of the Holder shall give rise to any liability of such Holder for the Exercise Price of Warrant Shares acquirable by exercise hereof or as a stockholder of the Company.

7.3    AMENDMENTS AND WAIVERS.

         (a) Written Document. Any provision of this Agreement may be amended or waived, but only pursuant to a written agreement signed by the Company and the Requisite Holders, provided that no such amendment or modification shall without the written consent of each Holder affected thereby
(i) shorten the Expiration Date of any Warrant, (ii) increase the Exercise Price of any Warrant, (iii) change any of the provisions of this Section 7.3(a) or the definition of "Requisite Holders" or any other provision hereof specifying the number or percentage of Holders required to waive, amend, or modify any rights hereunder or required to make any determination or grant any consent hereunder or otherwise to act with respect to this Agreement or any Warrants or (iv) materially increase the obligations of any Holder.

         (b) No Waiver. No failure on the part of any Holder to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under this Agreement or the Warrants shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement or the Warrant preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

7.4    REMEDIES.

         Each Holder shall have all rights and remedies reserved for such Holder pursuant to this Agreement, all rights and remedies which such Holder has been granted at any time under any other agreement or instrument and all of the rights and remedies such Holder may have at law or in equity. The remedies provided herein are cumulative and not exclusive. Any Person having any rights under any provision of this Agreement will be entitled to enforce such rights specifically, to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law or equity.

7.5    BINDING EFFECT.

       This Agreement shall be binding upon and inure to the benefit of the Company, each Holder and its successors and permitted assigns.

7.6    COUNTERPARTS.

       This Agreement may be executed in two or more counterparts each of which shall constitute an original but all of which when taken together shall constitute but one agreement.

7.7    GOVERNING LAW.

       THIS AGREEMENT AND EACH WARRANT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAWS EXCEPT TO THE EXTENT THAT THE NEW YORK CONFLICTS OF LAWS PRINCIPLES WOULD APPLY THE APPLICABLE LAWS OF THE STATE OF THE COMPANY'S ORGANIZATION TO INTERNAL MATTERS RELATING TO ENTITIES SUCH AS THE COMPANY ORGANIZED THEREUNDER).

7.8    BENEFITS OF THIS AGREEMENT.

       Nothing in this Agreement shall be construed to give to any Person other than the Company and each Holder of a Warrant or a Warrant Share any legal or equitable right, remedy or claim hereunder.

7.9    HEADINGS.

       Section headings in this Agreement have been inserted for convenience of reference only and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

                                     * * * *

       IN WITNESS WHEREOF, each party hereto has caused this Agreement to be duly executed and delivered by its authorized signatory, all as of the date and year first above written.

                         HUNTSMAN PACKAGING CORPORATION

                         By:         /s/ RONALD G. MOFFITT
                                     -------------------------------
                                     Name: Ronald G. Moffitt
                                     Title: Executive Vice President and
                                            General Counsel

                         CHASE DOMESTIC INVESTMENTS, L.L.C.

                         By:  Chase Capital Investments, L.P.,
                              its sole Member

                         By:  Chase Capital Partners,
                              as Investment Manager


                         By:         /s/ RICHARD D. WATERS
                                     -------------------------------
                                     Name: Richard D. Waters
                                     Title: General Partner


                         NEW YORK LIFE CAPITAL PARTNERS, L.P.

                         By:  NYLCAP Manager LLC, its Investment
                         Manager

                         By:         /s/ STEVE BENEVENTO
                                     -------------------------------
                                     Name: Steve Benevento
                                     Title: Its Authorized Representative




                         THE NORTHWESTERN MUTUAL LIFE
                           INSURANCE COMPANY

                         By:         /s/ RICHARD A. STRAIT
                                     -------------------------------
                                     Name: Richard A. Strait
                                     Title:  Its Authorized Representative

                         FIRST UNION CAPITAL PARTNERS, LLC

                         By:         /s/ ROBERT G. CALTON III
                                     -------------------------------
                                     Name:  Robert G.  Calton III
                                     Title: Senior Vice President

                                   SCHEDULE I

                                 INITIAL HOLDERS

---------------------------------------------------------------------------------------------------------------------------
                               INVESTOR                                                   NUMBER OF WARRANT
                                                                                               SHARES
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                22,486

Chase Domestic Investments, L.L.C.
c/o Chase Capital Partners
1221 Avenue of the Americas, 40th Floor
New York, New York  10020-1080
Attention: Richard D. Waters
Telephone No.:  (212) 899-3400
Telecopier No.:  (212) 899-3401

with a copy to:

O'Sullivan Graev & Karabell, LLP
30 Rockefeller Plaza
New York, New York 10112
Attention:  Frederick M. Bachman
Telephone No.:  (212) 408-2400
Telecopier No.:  (212) 728-5950
---------------------------------------------------------------------------------------------------------------------------
New York Life Capital Partners, L.P.                                                                            10,378
51 Madison Avenue
Suite 3009
New York, New York 10010
Attention:  Steve Benevento
Telephone No.: (212) 576-7000
Telecopier No.: (212) 576-5591

With a copy to:

Akin, Gump, Strauss, Hauer & Feld, LLP
590 Madison  Avenue
22nd Floor
New York, New York 10022
Attention:  Edward D. Sopher, Esq.
Telephone No.: (212) 872-1026
Telecopier No.: (212) 872-1002

and to:

Office of the General Counsel
New York Life Insurance Company
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                               INVESTOR                                                   NUMBER OF WARRANT
                                                                                               SHARES
---------------------------------------------------------------------------------------------------------------------------
51 Madison Avenue
Suite 1104
New York, New York  10010
Telephone No.: (212) 576-7000
Telecopier No.: (212) 576-8340
---------------------------------------------------------------------------------------------------------------------------
The Northwestern Mutual Life Insurance Company                                                                   5,189
720 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
Attention: Dave Barras
Telephone No.: (414) 299-1618
Telecopier No.: (414) 299-7124

With a copy to:

Akin, Gump, Strauss, Hauer & Feld, LLP
590 Madison  Avenue
22nd Floor
New York, New York 10022
Attention:  Edward D. Sopher, Esq.
Telephone No.: (212) 872-1026
Telecopier No.: (212) 872-1002
---------------------------------------------------------------------------------------------------------------------------
First Union Capital Partners, LLC                                                                                5,189
301 South College Street
One First Union Center, 5th Floor
Charlotte, North Carolina 28288-0732
Attention:  Robert G. Calton III
Telephone No.:  (704) 715-1481
Telecopier No.:  (704) 374-6711

With a copy to:

Kennedy Covington Lobdell & Hickman, L.L.P.
Bank of America Corporate Center, Suite 4200
100 North Tryon Street
Charlotte, North Carolina 28202-4006
Attention: J. Norfleet Pruden, III
Telephone No.: (704) 331-7442
Telecopier No.: (704) 331-7598
---------------------------------------------------------------------------------------------------------------------------

                                                                       EXHIBIT A

       THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES OR BLUE SKY LAWS. THESE SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT OR APPLICABLE STATE SECURITIES OR BLUE SKY LAWS.

       THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A WARRANT AGREEMENT AND A STOCKHOLDERS' AGREEMENT, EACH DATED AS OF MAY 31, 2000, AMONG THE ISSUER OF SUCH SECURITIES (THE "COMPANY") AND CERTAIN OF THE COMPANY'S STOCKHOLDERS. THE TERMS OF SUCH WARRANT AGREEMENT AND STOCKHOLDERS' AGREEMENT INCLUDE, AMONG OTHER THINGS, RESTRICTIONS ON TRANSFERS. A COPY OF THE WARRANT AGREEMENT AND THE STOCKHOLDERS' AGREEMENT WILL BE FURNISHED WITHOUT CHARGE BY THE COMPANY TO THE HOLDER HEREOF UPON WRITTEN REQUEST.

                         HUNTSMAN PACKAGING CORPORATION

NO. W                                                      WARRANT TO PURCHASE

                                                                   ____ SHARES
                                                               OF COMMON STOCK

                                                                  May 31, 2000

                          COMMON STOCK PURCHASE WARRANT

       THIS CERTIFIES that, for value received, [INSERT NAME OF HOLDER] (the "HOLDER"), or assigns, is entitled to purchase from HUNTSMAN PACKAGING CORPORATION, a Utah corporation (the "COMPANY"), ___ shares of the COMMON STOCK, no par value (the "COMMON STOCK"), of the Company, at the price (the "EXERCISE PRICE") of $.01 per share, at any time or from time to time during the period commencing on the date hereof and ending at 5:00 P.M. Eastern time, on May 31, 2011 (the "EXPIRATION TIME").

       This Warrant has been issued pursuant to the Warrant Agreement (as amended or supplemented from time to time, the "WARRANT AGREEMENT") dated as of May 31, 2000, between the Company and the Initial Holders named therein, and is subject to the terms and conditions, and the Holder is entitled to the benefits, thereof, including without limitation provisions (i) for adjusting the number of Warrant Shares issuable upon the exercise hereof and the Exercise Price to be paid upon such exercise and (ii) providing certain other rights and obligations. A copy of the Warrant Agreement is on file and may be inspected at the principal executive office of the Company. The Holder of this certificate, by acceptance of this certificate, agrees to be bound by the provisions of the Warrant Agreement. Capitalized terms used but not defined herein shall have the meanings given to them in the Warrant Agreement.

       SECTION 1. EXERCISE OF WARRANT. On any Business Day prior to the Expiration Time, the Holder may exercise this Warrant, in whole or in part, by delivering to the Company this Warrant accompanied by a properly completed Exercise Form in the form of Annex A and a check in an aggregate amount equal to the product obtained by multiplying (a) the Exercise Price by (b) the number of Warrant Shares being purchased. Any partial exercise of a Warrant shall be for a whole number of Warrant Shares only.

       SECTION 2. EXERCISE PRICE. The Exercise Price is subject to adjustment from time to time as provided in the Warrant Agreement.

       SECTION 3. EXCHANGE OF WARRANT. On any Business Day prior to the Expiration Date, the Holder may exchange this Warrant, in whole or in part, for Warrant Shares by delivering to the Company this Warrant accompanied by a properly completed Exchange Form in the form of Annex B. The number of shares of Common Stock to be received by the Holder upon such exchange shall be determined as provided in Section 4.2 of the Warrant Agreement.

       SECTION 4. TRANSFER. Subject to the limitations set forth or referred to in the Warrant Agreement, this Warrant may be transferred by the Holder by delivery to the Company of this Warrant accompanied by a properly completed Assignment Form in the form of Annex C.

       SECTION 5. LOST, STOLEN, MUTILATED OR DESTROYED WARRANT. If this Warrant is lost, stolen, mutilated or destroyed, the Company will issue a new Warrant of like denomination and tenor upon compliance with the provisions set forth in the Warrant Agreement.

       SECTION 6. NO STOCKHOLDER RIGHTS. This Warrant shall not entitle the holder hereof to any voting rights or, except as otherwise provided in the Warrant Agreement, other rights of a stockholder of the Company, as such.

       SECTION 7. SUCCESSORS. All of the provisions of this Warrant by or for the benefit of the Company or the Holder shall bind and inure to the benefit of their respective successors and assigns.

       SECTION 8. HEADINGS. Section headings in this Warrant have been inserted for convenience of reference only and shall not affect the construction of, or be taken into consideration in interpreting, this Warrant.

       SECTION 9. GOVERNING LAW. THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAWS EXCEPT TO THE EXTENT THAT THE NEW YORK CONFLICTS OF LAWS PRINCIPLES WOULD APPLY THE APPLICABLE LAWS OF THE STATE OF THE COMPANY'S ORGANIZATION TO INTERNAL MATTERS RELATING TO ENTITIES SUCH AS THE COMPANY ORGANIZED THEREUNDER).

       IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officers and this Warrant to be dated as of the date first set forth above.

                                   HUNTSMAN PACKAGING CORPORATION

                                   By:
                                      -------------------------------------
                                      Name:
                                      Title: [Chairman, President or Chief
                                      Executive Officer]



ATTEST:

By:
    -----------------------
    Name:
    Title:  [Chief Financial Officer, Treasurer or
        Assistant Treasurer]

                                                                         ANNEX A

                                  EXERCISE FORM

                     [TO BE SIGNED UPON EXERCISE OF WARRANT]

TO HUNTSMAN PACKAGING CORPORATION

       The undersigned, being the Holder of the within Warrant, hereby elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder _________ shares of, the Common Stock of HUNTSMAN PACKAGING CORPORATION (the "Company") and requests that the certificates for such shares be issued in the name of, and be delivered to, _______________________, whose address is __________________________________ ____________________________.

       The undersigned warrants to the Company that the undersigned (a) is not acquiring the Warrant Shares with a view to transferring such Warrant Shares in violation of the Securities Act of 1933, as amended (the "Securities Act"), (b) acknowledges that the issuance of the Warrant Shares has not been registered under the Securities Act and that the Warrant Shares may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption therefrom is available and (c) is an "accredited investor" within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act (or an entity in which all of the equity owners are accredited investors of such types).

       The foregoing exercise is (check one):


______         irrevocable

______ conditioned upon the consummation of the transaction described briefly below:

               -------------------------------------------------------------

               -------------------------------------------------------------

               -------------------------------------------------------------


Dated:

                                             ---------------------------------
                                                      (Signature)


                                             ---------------------------------
                                                       (Address)

                                                                         ANNEX B

                                  EXCHANGE FORM

                     [TO BE SIGNED UPON EXCHANGE OF WARRANT]

TO HUNTSMAN PACKAGING CORPORATION

               The undersigned, being the Holder of the within Warrant, hereby irrevocably elects to exchange, pursuant to Section 4.2 of the Warrant Agreement referred to in such Warrant, the portion of such Warrant representing the right to purchase _________ shares of Common Stock of HUNTSMAN PACKAGING CORPORATION (the "Company"). The undersigned hereby requests that the certificates for the number of shares of Common Stock issuable in such exchange pursuant to such
Section 4.2 be issued in the name of, and be delivered to, _____________, whose address is ________________________________________.

               The undersigned warrants to the Company that the undersigned (a) is not exchanging the Warrant Shares with a view to transfer such Warrant Shares in violation of the Securities Act of 1933, as amended (the "Securities Act"),
(b) acknowledges that the issuance of the Warrant Shares has not been registered under the Securities Act and that the Warrant Shares may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption therefrom is available and (c) is an "accredited investor" within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act (or an entity in which all of the equity owners are accredited investors of such types).

               The foregoing exchange is (check one):


______         irrevocable

______ conditioned upon the consummation of the transaction described briefly below:


               -------------------------------------------------------------

               -------------------------------------------------------------


Dated:

                                   ------------------------------
                                             (Signature)


                                   ------------------------------
                                              (Address)

                                                                         ANNEX C

                                 ASSIGNMENT FORM

                  [TO BE SIGNED ONLY UPON TRANSFER OF WARRANT]

               For value received, the undersigned hereby sells, assigns and transfers unto _________________________, all of the rights represented by the within Warrant to purchase shares of Common Stock of HUNTSMAN PACKAGING CORPORATION (the "COMPANY"), to which such Warrant relates, and appoints ________________________ Attorney to transfer such Warrant on the books of the Company, with full power of substitution in the premises.

DATED:


                                   ------------------------------
                                             (Signature)



                                   ------------------------------
                                              (Address)